SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2003

COMERICA INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10706	38-1998421

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Tower at Detroit Center 500 Woodward Avenue, MC 3391 Detroit, Michigan 48226
(Address of principal executive offices) (zip code)

(800) 521-1190

(Registrant’s telephone number, including area code)

SIGNATURE
Merrill Lynch Investor Conference Presentation

ITEM 9. REGULATION FD DISCLOSURE

     The registrant announced an investor conference to be held in New York on November 18, 2003. A copy of the presentation slides, which will be discussed at such conference, is attached hereto as Exhibit 99.1.

EXHIBITS

99.1	Merrill Lynch Investor Conference Presentation Slides

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Secretary

November 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Merrill Lynch Investor Conference Presentation Slides